Exhibit 99(b)

                   STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL
                   OFFICER OF KELLOGG COMPANY REGARDING FACTS
                   AND CIRCUMSTANCES RELATING TO EXCHANGE ACT
                                     FILINGS

     I, John A. Bryant, Senior Vice President and Chief Financial Officer of Kellogg Company, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Kellogg Company and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Kellogg Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o The Annual Report on Form 10-K of Kellogg Company for the fiscal year ended December 31, 2001 filed with the Commission;

o All reports on form 10-Q, all reports on Form 8-K and all definitive proxy materials of Kellogg Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o   Any amendments to any of the foregoing.


     /s/ John A. Bryant                     Subscribed and sworn to
Name: John A. Bryant                        before me this 8th day of
Date: August 8, 2002                        August, 2002.


                                                /s/ Connie L. Wart
                                            Notary Public
                                            Calhoun County, Michigan
                                            My Commission Expires: 9-18-06